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                                                                     EXHBIT 10.3

                               AMENDMENT NO. 1 TO
                           EMPLOYEE MATTERS AGREEMENT


THIS AMENDMENT NO. 1 to the Employee Matters Agreement ("Amendment") is entered into this 13th day of January, 2005 between Mindspeed Technologies, Inc., a Delaware corporation, having a principal place of business at 4000 MacArthur Blvd. East Tower, Newport Beach, California 92660 ("Mindspeed"), and Conexant Systems, Inc., a Delaware corporation, having a principal place of business at 4000 MacArthur Blvd. West Tower, Newport Beach, CA 92660 ("Conexant").

                                    PURPOSES

     A. Conexant and Mindspeed (the "Parties") entered into an Employee Matters Agreement on June 27, 2003.

     B. The Parties have agreed to extend a portion of that Agreement for employees of both companies by amending the Agreement.

                                    AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the Parties hereby agree as follows:

          1. In Sections 2.01(c), 2.02(a) and 2.02(b) replace the terms "18 months after the Time of Distribution" with the date "June 30, 2005." The Parties also agree to meet by June 15, 2005 to discuss a potential 6-month extension of this date.

Except as specifically modified by this Amendment, all terms and conditions of the Agreement, remain unchanged, in full force and effect and constitute the entire agreement between the Parties.

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the Parties whose signatures appear below.


MINDSPEED TECHNOLOGIES, INC.                CONEXANT SYSTEMS, INC.


BY:    /s/ Bradley W. Yates                 BY:    /s/ Michael H. Vishny
       ---------------------------------           ----------------------------
NAME:  Bradley W. Yates                     NAME:  Michael H. Vishny
TITLE: SVP & Chief Administrative Officer   TITLE: SVP, Human Resources